SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 15, 2004

                       KRONOS ADVANCED TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                      000-30191                  87-0440410
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

  464 COMMON STREET, SUITE 301, BELMONT, MASSACHUSETTS              02478
        (Address of principal executive offices)                  (Zip code)

               (617) 993-9965
Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 15, 2004, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners. Pursuant to the Securities Purchase Agreement, the Company sold 5,000,000 shares of the Company's restricted common stock to Cornell Capital Partners. In connection with the sale of shares of common stock to Cornell Capital Partners, LP, the Company and Cornell Capital Partners entered into an Investor Registration Rights Agreement, dated October 15, 2004, whereby the Company is obligated to file a registration statement with the United States Securities and Exchange Commission no later than thirty days from October 15, 2004 covering such shares of common stock sold to Cornell Capital Partners.

      On  October  15,  2004  Kronos  Advanced  Technologies,   Inc.,  a  Nevada
corporation (the "Company"), entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners shares of common stock for a total purchase price of up to $20 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners will pay the Company 98% of, or a 2% discount to, the lowest volume weighted average price of the Company's common stock on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. Cornell Capital Partners, LP will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell Capital Partner's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $1,500,000 per advance. This must be a minimum of seven (7) trading days between each requested advance. Cornell Capital Partners, LP received a one-time commitment fee in the form of 2,941,177 restricted shares of the Company's common stock under the Standby Equity Distribution Agreement.

      The Company engaged Newbridge Securities Corporation, a registered broker-dealer, to advise it in connection with the Standby Equity Distribution Agreement. For its services, the Company agreed to issue Newbridge Securities Corporation shares of our common stock in an amount equal to $10,000 divided by the volume weighted average price of the Company's common stock, as quoted on Bloomberg LP, on October 15, 2004.

      In addition, the Company and Cornell Capital Partners agreed that Cornell Capital Partners, shall lend the Company an aggregate of $4,000,000 pursuant to two (2) Equity-Backed Promissory Notes, each in the principal amount of $2,000,000. Cornell Capital Partners shall lend $2,000,000 upon the filing by the Company with the United States Securities and Exchange Commission (the "SEC") of a registration statement pursuant to the Investor Registration Rights Agreement. Cornell Capital Partners, LP shall lend the remaining $2,000,000 upon such registration statement being declared effective by the SEC. The principal amount of each note is payable in equal weekly installments of $50,000 plus twelve percent (12%) interest on the outstanding principal balance starting on the earlier to occur of: (i) the registration statement being declared by the SEC; or (ii) twelve (12) weeks from the date such note is executed.

      On October 25, 2004, the Company, Kronos Air Technologies, Inc., a Nevada corporation and wholly-owned subsidiary of the Company ("KAT") (the Company and KAT are collectively referred to as the "Borrowers") entered into a First Amendment to Master Loan and Investment Agreement with FKA Distributing Co. d/b/a HoMedics, Inc., a Michigan corporation ("HoMedics"). Pursuant to the First Amendment to Master Loan and Investment Agreement, HoMedics agreed to lend to the Borrowers $925,000, which will be funded to the Borrowers upon the Company obtaining certain milestones with respect to the development, testing and production of a certain product prototype for HoMedics. The $925,000 to be loaned to the Borrowers is evidenced by a Secured Promissory Note executed by the Borrowers. Interest accrues at 6% per annum with a maturity date of five (5) years from the date of the First Amendment to Master Loan and Investment Agreement. No payments are required under this note until the earlier to occur of: (i) the quarter following the production effective date; or (ii) twenty-four
(24) months from the date of the First Amendment to Master Loan and Investment Agreement.

      In connection with the First Amendment to Master Loan and Investment Agreement, the Company executed an Amended and Restated Secured Promissory Note payable to HoMedics in the principal amount of $2,400,000. Interest accrues on the outstanding principal balance of this note at the rate of 6% per annum with a maturity date of five (5) years from the date of the First Amendment to Master Loan and Investment Agreement. No payments are required under this note until the earlier to occur of: (i) the quarter following the production effective date; or (ii) twenty-four (24) months from the date of the First Amendment to Master Loan and Investment Agreement.

      In addition, in connection with the First Amendment to Master Loan and Investment Agreement, the Company issued to HoMedics a warrant to purchase 26,507,658 shares of the Company's common stock. The warrant is exercisable for a period of ten (10) years from the date of issuance. The exercise price is $0.10 per share. In consideration for the warrant, HoMedics delivered to the Company $75,000 by funding the closing fees owed by the Company and HoMedics agreed to amend two (2) warrants previously issued by the Company by removing the anti-dilution protection previously granted to HoMedics. The Company agreed to include new anti-dilution protection in the new warrant. HoMedics is entitled, under certain circumstances, to anti-dilution protection in order to maintain beneficial ownership of the Company equal to 30%. In addition, the Company agreed to grant HoMedics piggy-back registration rights and one (1) demand registration right with respect to any shares of common stock of the Company that HoMedics may acquire pursuant to the two (2) previously issued warrants and the warrant issued on October 25, 2004 in connection with the First Amendment to Master Loan and Investment Agreement. HoMedics also agreed not to exercise any warrants until one year after the effective date of the registration statement to be filed pursuant to the Investor Registration Rights Agreement.


ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

      See Item 1.01 Above.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

      See Item 1.01 Above.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibit No. Description:


EXHIBIT      DESCRIPTION                                     LOCATION

Exhibit 99.1 Standby Equity Distribution Agreement, dated    Provided herewith
             October 15, 2004, by and between Kronos
             Advanced Technologies, Inc. and Cornell
             Capital Partners, LP

Exhibit 99.2 Registration Rights Agreement, dated October    Provided herewith
             15, 2004, by and between Kronos Advanced
             Technologies, Inc. and Cornell Capital
             Partners, LP

Exhibit 99.3 Escrow Agreement, dated October 15, 2004, by    Provided herewith
             and between Kronos Advanced Technologies, Inc.
             and Cornell Capital Partners, LP

Exhibit 99.4 Placement Agent Agreement, dated October 15,    Provided herewith
             2004, by and between Kronos Advanced
             Technologies, Inc. and Cornell Capital
             Partners, LP

Exhibit 99.5 Securities Purchase Agreement, dated October    Provided herewith
             15, 2004, by and between Kronos Advanced
             Technologies, Inc. and Cornell Capital
             Partners, LP

Exhibit 99.6 Investor Registration Rights Agreement, dated   Provided herewith
             October 15, 2004, by and between Kronos
             Advanced Technologies, Inc. and Cornell
             Capital Partners, LP

Exhibit 99.7 Escrow Agreement, dated October 15, 2004,       Provided herewith
             by and between Kronos Advanced Technologies, Inc. and Cornell Capital Partners, LP

EXHIBIT      DESCRIPTION                                     LOCATION

Exhibit 99.8 Form of Equity-Back Promissory Note in the      Provided herewith
             principal amount of $2,000,000

99.9         First Amendment to Master Loan and Investment   Provided herewith
             Agreement, dated October 25, 2004, by and among Kronos Advanced Technologies, Inc., f/k/a TSET, Inc., a Nevada corporation, Kronos
             Air Technologies, Inc., a Nevada corporation and FKA Distributing Co. d/b/a HoMedics, Inc., a Michigan corporation

99.10        Secured Promissory Note, dated October 25,      Provided herewith
             2004, payable to FKA Distributing Co., d/b/a
             HoMedics, Inc., a Michigan corporation, in the principal amount of $925,000

99.11        Amended and Restated Warrant No. 1, dated       Provided herewith
             October 25, 2004, issued to FKA Distributing
             Co. d/b/a HoMedics, Inc.

99.12        Amended and Restated Warrant No. 2, dated       Provided herewith
             October 25, 2004, issued to FKA Distributing co. d/b/a HoMedics, Inc.

99.13        Warrant No. 3, dated October 25, 2004,          Provided herewith
             issued to FKA Distributing Co. d/b/a HoMedics,
             Inc.

99.14        Amended and Restated Registration Rights        Provided herewith
             Agreement, dated October 25, 2004, by and between Kronos Advanced Technologies, Inc., a
             Nevada corporation and FKA Distributing Co.
             d/b/a HoMedics, a Michigan corporation

99.15        Amended and Restated Secured Promissory Note    Provided herewith
             in the principal amount of $2,400,000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004                   KRONOS ADVANCED TECHNOLOGIES, INC.


                                          By:    /s/ Daniel R. Dwight
                                             ----------------------------------
                                          Name:  Daniel R. Dwight
                                          Title: President, Chief Executive
                                                 Officer and Director